SUPPLEMENT

Dated September 14, 2011

to the

Prospectus of

PRASAD SERIES TRUST

.

Dated July 29, 2011

In the Prospectus of the Prasad Growth Fund, dated July 29, 2011, an error was displayed in the Prospectus performance graph for the year 2000 return. The percentage has been corrected and is supplemented as follows: